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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                October 11, 2001


                           PEAK INTERNATIONAL LIMITED
               (Exact Name of Registrant as Specified in Charter)


        Bermuda                    0-29332                  Not applicable
    (State or Other            (Commission File            (I.R.S. Employer
     Jurisdiction                  Number)                Identification No.)
   of Incorporation)

                                44091 Nobel Drive
                                  P.O. Box 1767
                                Fremont, CA 94538
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's Telephone Number, Including Area Code:
                                 (510) 449-0100


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ITEM 4.  Changes In Registrant's Certifying Accountant.

         (a)  Previous Independent Accountants

              (i) Deloitte Touche Tohmatsu were the independent auditors of the Company for the financial year ended March 31, 2001.

              (ii) The Company's former accountants, Deloitte Touche Tohmatsu, declined to stand for reelection at the Company's Annual General Meeting to be held on October 10, 2001.

              (iii) The reports of Deloitte Touche Tohmatsu on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

              (iv) In connection with its audits for the two most recent years and through the subsequent interim period to the date hereof, there have been no disagreements with Deloitte Touche Tohmatsu on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of Deloitte Touche Tohmatsu, would require disclosure.

              (v) During the two most recent years and through the subsequent interim period to the date hereof, there have been no reportable events as defined in Regulation S-K Item 304(a)(1)(v).

              (vi) Pursuant to Item 304(a)(3) of Regulation S-K, the Company provided a copy of this disclosure to Deloitte Touche Tohmatsu and requested that Deloitte Touche Tohmatsu provide a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of that letter dated October 11, 2001 is filed as Exhibit 16 to this Form 8-K.

              (vii) The Audit Committee of the Company's Board of Directors recommended and approved the decision to change independent auditors.

         (b)  New Independent Accountants

              The Company has engaged the firm of Arthur Andersen & Co. as its independent auditors for the financial year ending March 31, 2002. During the two most recent fiscal years and through the subsequent interim period to the date hereof, the Company has not consulted Arthur

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              Andersen & Co. on items which (1) concern the application of accounting principles to a specified transaction, either completed or proposed, or the rendering of an audit opinion of the type that might appear on the Company's financial statements or (2) concern a disagreement or reportable event with the former auditor as described in Regulation S-K Item 304(a)(2).


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

              (16) Letter from Deloitte Touche Tohmatsu regarding change in certifying accountant.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 11, 2001

                           PEAK INTERNATIONAL LIMITED

                           By: /s/ Calvin Reed
                               -------------------------------------
                               Calvin Reed
                               President and Chief Executive Officer